UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2004
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



            0-25680                                    33-0264030
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   (Commission File Number)              (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)

Item 3.02. Sale of convertible debenture

On November 12, 2004, WaveRider Communications Inc. entered into a financing agreement with Crescent International Ltd. and Palisades Master Fund L.P. The agreement includes the purchase of two convertible debentures for an aggregate original principal amount of $531,250 for $500,000 less fees and expenses. In addition, in consideration of entering the agreement, WaveRider has provided the purchasers with warrants, which are exercisable for up to 5 years, to purchase a total of 510,818 common shares, at $0.273 per share.

Upon the effectiveness of a registration statement that the Company will file related to this transaction, the debentures will be convertible to common shares at $0.286. The conversion rate is subject to adjustment if the average closing bid price of the Company's common stock trades below $0.3432. Upon notification of conversion, the Company has the option of issuing the requisite number of shares or paying a cash redemption amount. In addition, under certain terms and conditions, the Company has the ability to redeem all of the debentures through a cash payment.

In conjunction with the transaction, the Company paid Crescent non-accountable expenses in the amount of $10,000 and paid to GreenLight (Switzerland) SA, investment management firm of Crescent, fees of $15,000. In addition, the Company reset the conversion price of its convertible debentures, issued to Crescent in July 2003 to $0.286, its convertible debentures issued to Crescent and Palisades in April 2004 to $0.286 and the exercise price of its Series R and Series S common stock purchase warrants, issued to Crescent and Palisades in July 2003 and April 2004, respectively, to $0.273.



Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits

           (c)    Exhibits

10.1 Security purchase agreement, dated November 12, 2004, between WaveRider Communications Inc., Crescent International Ltd. and Palisades Master Fund L.P.

10.2       Form of convertible debenture

10.3       Form of Series T common stock purchase warrant dated November 12,
           2004

10.4       Registration rights agreement

10.5       Limited waiver of anti-dilution provisions by Palisades Master Fund
           L.P.

10.6       Limited waiver of anti-dilution provisions by Crescent International
           Ltd.



                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 12, 2004

                                   WAVERIDER COMMUNICATIONS INC.

                                   By: /s/ Bruce Sinclair
                                       ----------------------------------------
                                       Bruce Sinclair, Chief Executive Officer


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

                                  Exhibit Index

10.1 Security purchase agreement, dated November 12, 2004, between WaveRider Communications Inc., Crescent International Ltd. and Palisades Master Fund L.P.

10.2       Form of convertible debenture

10.3       Form of Series T common stock purchase warrant dated November 12,
           2004

10.4       Registration rights agreement

10.5       Limited waiver of anti-dilution provisions by Palisades Master Fund
           L.P.

10.6       Limited waiver of anti-dilution provisions by Crescent International
           Ltd.



























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